 Monetta Trust Orion/Monetta Intermediate Bond Fund NO-LOAD

Prospectus April 30, 2009 As Amended June 1, 2009
1-800-MONETTA www.monetta.com

The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
Summary of the Fund …………………………………………………………….	1
Fund’s Goals and Principal Strategies …………………………………………...	1
Principal Risks of Investing in the Fund …………………………………………	1
Performance ………………………………………………………………………	2
Fees and Expenses ………………………………………………………………..	3
Investment Objectives and Strategies …………………………………………....	4
Investment Risks and Considerations ……………………………………………	5
Management ……………………………………………………………………..	7
Other Information ……………………………………………………………….	9
Shareholder Manual …………………………………………………………….	11
Financial Highlights …………………………………………………………….	24
Privacy Notice …………………………………………………………………..	25
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FUND SUMMARY

The Monetta Intermediate Bond Fund (“Fund”) is a series of the Monetta Trust (the “Trust”) and is advised by Monetta Financial Services, Inc. (the “Adviser”) and sub-advised by Orion Capital Management, Inc. (the “Sub-Adviser”).

The Fund is designed for long-term investors who primarily seek current income associated with debt securities.  The portfolio managers consider economic factors such as the effect of interest rates on the investments and then applies a "bottom up" approach in choosing investments.  The portfolio managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests (at the time of investment) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, which include a variety of debt securities including corporate bonds and notes, government securities, taxable municipal obligations, securities backed by mortgages or other assets and Treasury Inflation-Protected Securities (“TIPS”).  In addition, the Fund expects that the dollar-weighted average maturity of its portfolio will be between 3 and 10 years.  At least 70% of total assets (at the time of investment) must be invested in U.S. Government securities or securities rated in the three highest investment grade categories by Moody's or S&P.  The Fund may invest up to 25% of its assets (at the time of investment) in straight-debt securities of foreign issuers payable in U. S. dollars and 5% may be invested in ETF’s with a goal to track or replicate the Fund’s benchmark index or as a mean to hedge portfolio risk

FUND RISKS

No investment is suitable for everyone.  The principle risk of investing in the Fund is that the return may vary and you may lose some or all of the money you invest.  The value of the Fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in the portfolio decreases.  If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money.  The other risks inherent in the Fund depend primarily upon the types of securities in the Fund's portfolio, as well as on market conditions.  There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may invest up to 5% of its net assets in ETF’s.  Each ETF has its own fees and expenses.  For this reason, an investment in the Fund will be indirectly subject to higher expenses than if the investor were to invest directly in the ETF.  If the value of the ETF decreases, the Fund's net asset value (NAV) would also decrease.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund invests in a variety of fixed income securities; a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline.  This is often referred to as "maturity risk."  In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due.  The Fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.  Risks of investing in foreign securities include less public information with respect to issuers of securities, different securities regulation and different accounting, auditing and financial reporting standards.

The Fund may have above-average trading activity, represented by high portfolio turnover rates.  This above-average activity increases brokerage commission expenses for the Fund, and may affect the Fund's performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Fund's shareholders.

PERFORMANCE

The following information illustrates how the Fund’s performance has varied over time and the risk associated with investing in the Fund.  The bar chart depicts the change in performance from year-to-year during the period indicated.  The table compares the Fund's average annual returns for the periods indicated to the Barclays Capital Intermediate Government/Credit Bond Index, a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Best Quarter: 3rd2001, 4.06%; Worst Quarter: 3rd2008, -5.22%.
Average Annual Total Returns	1 Year	5 Years	10 Years
Monetta Intermediate Bond Fund
Return Before Taxes	-1.89%	2.18%	3.78%*
Return After Taxes on Distributions	-3.29%	0.83%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	-1.22%	1.12%	2.17%
Barclays Capital Interm. Gov’t / Credit Bond Index**	5.08%	4.21%	5.43%
*Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

**Reflects no deduction for fees, expenses or taxes.  The Barclays Capital Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None (1)
Exchange fees	None (2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.35%
Distribution and Services (12b-1) Fees	0.25%
Other Expenses*	1.19%
Acquired Fund Fees & Expenses	- (3)
Total Annual Fund Operating Expenses	1.79%
Less fee waiver or expense reimbursement	(0.07)%
Net Expenses	1.72% (4)
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(1) If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).
(2) For telephone exchanges, the Transfer Agent will charge a $5.00 fee to your account.

(3) Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds and/or ETFs (“Acquired Fund(s)”).  Should the Adviser elect not to renew the fee waiver and reimbursement agreement with the Trust (with respect to the Government Money Market Fund) after December 31, 2009, it is assumed that the expenses incurred indirectly by the Fund, as a result of its investment in the Monetta Gov’t Money Market Fund, will not exceed 0.005% annually.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds and/or ETFs (“Acquired Fund(s)”).

(4) The Fund’s operating expenses may not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include Acquired Funds' fees and expenses.

*Other Expenses include custodian, transfer agency, state registrations, legal, audit/tax, accounting/admin, printing and other fund expenses incurred be the Fund during its prior fiscal year.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Monetta Intermediate Bond Fund	$182	$563	$969	$2,107

INVESTMENT OBJECTIVES AND STRATEGIES

The Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.  The securities in which the Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

The Fund may invest up to 5% of its assets in ETF’s with a goal to track or replicate its benchmark index or as a means to hedge portfolio risk.  In addition, the Fund may also include investments in TIPS as a means to hedge the portfolio risk.

Under normal market conditions, the Fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities, taxable municipal obligations, TIPS and securities backed by mortgages or other assets.  The Fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

Under normal market conditions, the Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1)

Marketable straight-debt securities of domestic issuers and, of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P.  Securities by foreign issuers are limited to 25% of the Fund's net assets at the time of investment.  A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its security in a foreign country;

(2)  Taxable municipal securities of states, territories and possessions of the United States;

(3)

Securities issued or guaranteed by the full faith and credit of the U.S. Government or by its agencies or instrumentalities;

(4)

Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(5)

Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the fund may invest; or

(6)

Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

The Fund’s investment restrictions are detailed in the Statement of Additional Information (SAI).  Fundamental investment objectives cannot be changed without shareholder approval.

The shareholders of the Fund will be given 60 days’ notice prior to any change in the Fund’s name that will result in a corresponding change in the investment strategy or policies of the Fund.

*A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

INVESTMENT RISKS AND CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks.  No investment is suitable for all investors.  The risks inherent in the Fund depend primarily upon the types of securities in the Fund's portfolio, as well as on market conditions.  There is no guarantee that the Fund will achieve its objective or that the managers' investment strategies will be successful.  There is a risk that you could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund.  However, the Fund has more net asset value fluctuation than with a shorter-term fund.  The Fund is appropriate for investors who can accept the credit and other risks associated with securities (up to 20%) that are rated below investment grade or unrated.

A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case.  Since the Fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the Fund's net asset value (NAV) to also decline.  This is often referred to as "maturity risk."  In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due.  The Fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.  Risks of investing in foreign securities include less public information with respect to issuers of securities, different securities regulation, and different accounting, auditing and financial reporting standards.

Investment Considerations

Debt Securities   Bonds and other debt instruments are methods for an issuer to borrow money from investors.  Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality.  A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.  As a result, interest rate fluctuations may affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities (because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured).  Also, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having a comparable yield.  There can be no assurance that payments of interest and principal on portfolio securities will be made when due.  Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

Investment Grade" Debt Securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable credit quality.  Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds.  Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities.  Convertible debt securities are frequently unrated or, if rated, are below investment grade.  For more information, see the discussion of debt securities in the Monetta Funds' Statement of Additional Information.

Short-Term Investment The Fund may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted.  When the Fund is so invested, it may not achieve its investment objective.  Such investments may be in U.S. Government securities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

When-Issued and Delayed-Delivery Securities The Fund may invest in securities purchased on a when-issued or delayed-delivery basis.  Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed.  The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.  When the Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage

Repurchase Agreements The Fund may enter into repurchase agreements.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures Consistent with its objectives, the Fund may purchase and write both call options and put options on securities and on indices and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates.  The Fund may write a call or put option only if the option is covered.  The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies.  There are several risks associated with the use of derivative products.  As the writer of a covered call option, the fund forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option.  Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.  Since there can be no assurance that a liquid market will exist when the fund seeks to close out a derivative product position, these risks may become magnified.  Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets.  When the Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage.  For additional information, please refer to the Monetta Funds' Statement of Additional Information.

Index Risk.  The portion of the Fund that invests in ETF’s that track the benchmark Index will be subject to certain risks which are unique to tracking the Index.  The ETF’s, in which the Fund invests track the Index, and are therefore subject to the same risks the Index is subject to.  This includes credit risks of the underlying companies that comprise the index and overall interest rate risks.

Investments in ETF’s also involves certain additional expenses.  By investing indirectly in the underlying companies through the ETF, you will bear your proportionate share of the ETF’s expenses (including operating costs and investment advisory fees).

Portfolio Turnover The Fund has executed trades resulting in a range of turnover rate from 20% to over 75%.  High portfolio turnover rates increase brokerage commissions paid and may reduce investment returns.  To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions.  In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Fund’s performance by reducing investment returns.

MANAGEMENT

Management of the Fund

The Board of Trustees of the Trust, Investment Adviser and the Fund’s management and administrative teams are instrumental in the management of the Fund.

Board of Trustees

The Board of Trustees of the Trust oversees the management of the Fund and meets at least quarterly to review reports about fund operations. Although the Trustees do not manage the Fund, they have hired the Adviser to do so. At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank, distributor and administrator on an annual basis. Over 50% of the Trustees are independent of the Fund’s Adviser under the Investment Company Act of 1940, as amended.

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Investment Adviser

The investment adviser is Monetta Financial Services, Inc.  Subject to the overall authority of the Board, the Adviser manages the business and investments of the Fund under an investment advisory agreement originally dated as of December 3, 2001.  The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Monetta Funds.  The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60189-5831.  It is a Delaware corporation, incorporated on January 13, 1984.  The Adviser has managed the Monetta Fund and Monetta Trust since inception, 1986 and 1993, respectively.

The Adviser receives a monthly fee from the Fund based on the Fund’s average net assets, computed and accrued daily.  The annual management fee rate paid to the Adviser by the Fund is 0.35% of the average daily net assets of the Fund.

From the management fee, the Adviser pays for all the expenses to manage the assets of the Fund; the Fund bears direct Fund related expenses such as transfer agent, custodial, audit, legal and brokerage expenses, certain administrative/accounting expenses, and fees and expenses of the Independent Trustees.

Sub-Adviser

Orion Capital Management, Inc.

Effective April 7, 2009, Orion Capital Management, Inc., an Illinois corporation (“Orion”), located at 750 Green Bay Road, Winnetka, Illinois, became the interim sub-adviser to the Monetta Intermediate Bond Fund, and provided the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement from April 7, 2009 through May 31, 2009.  Under the Interim Sub-Advisory Agreement, Orion did not receive compensation for the services rendered.

On June 1, 2009, an Investment Sub-Advisory Agreement between the Adviser and Orion was approved by the shareholders of the Monetta Intermediate Bond Fund at a special meeting called for that purpose.  In addition, the Board of Trustees approved changing the Fund’s name to Orion/Monetta Intermediate Bond Fund.  The Adviser and Orion executed that investment Sub-Advisory Agreement on June 1, 2009.  Under this Investment Sub-Advisory Agreement, Orion’s annual fee is 0.25% of the average daily net assets of the Orion/Monetta Intermediate Bond Fund.  This fee is paid entirely by the Adviser, and will not result in any additional costs to the Orion/Monetta Intermediate Bond Fund.

Orion has provided professional investment portfolio management services, in equities and fixed income securities to individuals and institutional clients since 1991.  The Fund’s Semi-Annual Report for the period ended June 30, 2009, will contain more detailed information regarding the basis for the Board’s approval of the Orion Sub-Advisory Agreements.

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Investment Team

The Adviser manages certain Funds through the use of co-managers.  Mr. Robert S. Bacarella manages the Monetta Fund, Young Investor Fund and Mid-Cap Equity Fund.  Mr. Gary Schaefer and Mr. Bacarella co-manage the Government Money Market Fund.  Mr. Schaefer is the lead manager of the Government Money Market Fund and has final decision regarding investments and investment allocation of that portfolio.  Mr. George M. Palmer, Jr. and Mr. Stephen D. Cummings, Jr. co-manage the Intermediate Bond Fund by collaborating on all investment decisions and meeting periodically to discuss concepts.

Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director of the Adviser since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present.  He served as the portfolio manager or co-manager of the Monetta Fund, Young Investor Fund and Mid-Cap Equity Fund since inception.  He served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001 and co-manager of the Government Money Market Fund since November 2001.  He served as manager of the Intermediate Bond Fund from January 27, 2009 through April 6, 2009.  Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989.  He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Palmer, through Orion began serving as the Portfolio Manager of the Intermediate Bond Fund on April 7, 2009. Mr. Palmer’s background includes over 33 years of experience in advising and managing investments for individuals and institutions.  He began his career in 1976 as an institutional bond salesman with Kidder Peabody & Co. He joined Orion in 2008 and currently serves as its Executive Vice-President.  From 2007 through June 2008, he was employed by Fifth Third Bank of Chicago as an Investment Executive.  From 2005 through 2007 he was V.P. Regional Wholesaler with AIM Systems, Inc. and from 2003 through 2004 he was employed by Compass Bank as National Sales Manager, Advanced Planning Group.  He is a graduate of Parsons College with a degree in Economics.  He received a JD from Atlanta Law School and a MABS from Dallas Theological Seminary.

Mr. Cummings, through Orion, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since April 7, 2009.  Mr. Cummings began his investment career in 1991 on the Continental-American Trading Company’s trading desk at the International Petroleum Exchange in London.  From 1992 until 2007, he was member and market maker on the floor of The Chicago Board of Trade specializing in bond trading.  He maintains his exchange membership as a member of the CME Group.  He joined Orion in 2007 as a Personal Investment Advisor.  He attended the University of Arizona.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, additional accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

OTHER INFORMATION

The Monetta Trust and the Fund use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc. ceases to be the Adviser.  The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of the Fund.

Best Execution and Soft Dollar Disclosure

The Adviser seeks the best combination of net price and execution in selecting broker-dealers or electronic trading systems to execute portfolio transactions for the Fund by using a combination of limit and/or market orders at the time of the transaction. Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The Adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet and credits are used to pay primarily for such research services as Bloomberg, O'Neil data base and daily pricing services.  The Fund may also use soft dollars to pay for fund operating expenses such as legal, audit, tax preparation, proxy and printing as provided for by Rule 6-07 under Regulation S-X.  The Adviser may use soft dollars from the Fund's securities transactions to acquire research services or products that are not directly useful to the Fund and that may be useful to the Adviser in advising other funds within the same complex.  Brokerage commissions may be used to pay expenses of any or all series of the Trust and not just the expenses of the series/Fund that paid the commissions.  For additional information on Directed Brokerage Agreements and best execution, please see the Statement of Additional Information.

Initial Public Offering (IPO's) Disclosure

The Fund may participate in the IPO market and a portion of the Fund’s returns may be attributable to its investments in IPO's.  Investments in IPO's could have a magnified impact on a fund with a small asset base.  There is no guarantee that as a fund's assets grow, it will continue to experience similar performance by investing in IPO's.  IPO allocation to the Fund is based primarily on the portfolio managers' discretion to participate in such IPO's and other investment considerations.

Distribution and Service Plans

The Trust has adopted Service and Distribution Plans (each, a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940.  Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of the average daily net asset value of the Fund.  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  For additional information on the Plans, please see the Statement of Additional Information.

Anti-Money Laundering Compliance

In compliance with the USA Patriot Act of 2001, please note that the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a post office box will not be accepted.

The Fund and the Distributor are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Distributor may request additional information from you to verify your identity and source of funds.  If at any time the Fund believes an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account.  They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Distributor to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information on how the Fund voted those proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling us at 1-800-MONETTA. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Fund discloses its calendar quarter-end portfolio holdings on its website, http://www.monetta.com, no earlier than 15 calendar days after the end of each quarter. The Fund also disclose their top ten holdings on its website no earlier than 15 calendar days after the end of each quarter. The top ten and quarter-end portfolio schedules will remain available on the Fund's website at least until it is updated for the next quarter, or until the Fund files with the Securities and Exchange Commission its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Fund’s website, as noted above, or by calling toll free at 1-800-MONETTA. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information."

Summary of Business Continuity Plan

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption.  The Fund, the Adviser, and the Administrator have adopted and regularly review a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC ("USB"), in Milwaukee, Wisconsin. Additionally, all Fund’s transactions (including purchases, redemptions and exchanges) are made exclusively through USB.

In the event of any disruptive occurrence that would adversely affect USB's primary facilities, USB has developed a comprehensive business continuity plan that is designed to ensure that USB can continue to carry out its obligations on behalf of the Fund and its shareholders.

FUND SHAREHOLDER’S MANUAL

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This section provides you with:
• Fund Reference Information (Ticker Symbol, Fund Code)	13
• How To Purchase Fund Shares	16
• How To Redeem Fund Shares	18
• Dividends, Distributions and Federal Taxes	21
• How The Net Asset Value is Determined	22
• Shareholder Service	22
• Tax-Sheltered Retirement Plans Available	23

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The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.

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FUND REFERENCE INFORMATION SUMMARY

Entity / File No	Fund Name	Fund No.	Ticker	Income Dividend
Monetta Trust 811-7360	Monetta Intermediate Bond Fund	11	MIBFX	Monthly
Capital Gains Distributions, if any, are normally paid in November.
Minimum Investment: Initial Investment: $1,000 Subsequent Investments: No Minimum
Automatic Investment Plan:
• Initial Investment: $100
• Subsequent Investment: $25 per month
Payroll Deduction Plan

Retirement Plans Available: Individual Retirement Accounts: Regular, Roth, Coverdell Savings Account (formerly Education IRA), and Simple
Internet Site: www.monetta.com

SHAREHOLDER INFORMATION SUMMARY Purchase of Fund Shares
	New Account	Existing Account	Exchange
* By Telephone: 1-800-241-9772 8 a.m. to 7 p.m. (Central Time)	N/A	With a bank transfer however, your financial institution must be an ACH member (minimum of $25).	With telephone exchange privilege, you may exchange shares between funds of the Monetta Fund and the Monetta Trust (minimum of $1,000, $5.00 fee).
* By Mail: Monetta Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Enclose a signed and completed application form with a check payable to Monetta Funds.	Enclose your check with an investment slip (see your current account statement) or a signed letter indicating your name, address and account number.	Enclose written instructions to exchange your shares between funds of the Monetta Fund and the Monetta Trust.
* By Overnight Delivery: Monetta Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St. Milwaukee, WI 53202	Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

* By Wire:

Call the Transfer Agent at
1-800-241-9772 to notify them that you intend to purchase shares by wire and to verify wire instructions.

Wired funds must be received prior to 3:00pm Central time to be eligible for same day pricing. Neither the Fund nor U.S. Bank, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

N/A

Deliver the following wire instructions to your bank:

U.S. Bank, N.A.
777 E. Wisconsin Ave. Milwaukee, WI 53202 •ABA No.075000022

•Acct No.112-952-137

Further Credit:

•Fund Name

•Your Name

•Your Monetta Account No.

N/A
* By Dealer:	You may have your dealer order and pay for the shares. In this case you must pay your dealer directly. Your dealer will then order the shares from the Distributor.	Contact a dealer who will make the transaction through the Distributor. Please note that the dealer may charge a service fee or commission for each transaction	Contact a dealer who will make the transaction through the Distributor. Please note that the dealer may charge a service fee or commission for each transaction.
Please note that the dealer may charge a service fee or commission for buying these shares.
The above information is provided in summary form for your convenience; please refer to each respective section of this prospectus for details.

SHAREHOLDER INFORMATION SUMMARY Redemption of Shares
	New Account	Existing Account	Exchange
* By Telephone: 1-800-241-9772 8 a.m. to 7 p.m. (Central Time)	N/A

With a telephone

Redemption privilege,

you may redeem shares

from your account.  The

funds will be sent

directly to you or a

designated financial

institution.

With a bank transfer however, your financial institution must be an ACH member (minimum of $25).

With telephone exchange privilege, you may exchange shares between funds of the Monetta Fund and the Monetta Trust (minimum of $1,000, $5.00 fee).
* By Mail: Monetta Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	N/A

Enclose signed written

Instructions, including

account number, amount

or number of shares

(redemptions in excess of $50,000 require a

signature guarantee.)

Checks written on the

Gov’t Money Market Fund

must be at least $500 to

a maximum of $50,000.

Enclose written instructions to exchange your shares between funds of the Monetta Fund and the Monetta Trust.
* By Overnight Delivery: Monetta Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St. Milwaukee, WI 53202	Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
* By Dealer:	N/A	Contact a dealer who will make the transaction through the Distributor. Please note that the dealer may charge a service fee or commission for each transaction	Contact a dealer who will make the transaction through the Distributor. Please note that the dealer may charge a service fee or commission for each transaction.

The above information is provided in summary form for your convenience; please refer to each respective section of this prospectus for details.

HOW TO PURCHASE FUND SHARES

You may purchase shares of the Fund through a dealer, by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta Funds.  Your initial investment in the Fund must be at least $1,000.  There is no minimum additional investment amount.  Each fund has a minimum account balance of $1,000.  If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Fund at 1-800-MONETTA.  Your purchase order must be received by the Fund’s Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated on that day.  Orders received after the close will receive the next calculated net asset value.  Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Fund or the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-241-9772 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone - Existing Accounts Only

By using the Fund’s telephone purchase option, you may move money from your bank account to your fund account at your request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  The option will become effective approximately 15 business days after the application form is received.  Subsequent investments may be made by calling 1-800-241-9772.  If your order is placed with the Transfer Agent prior to the close of regular trading on a given date, your shares will be purchased on that date.  Most transfers are completed within one business day.  If money is moved by ACH transfer, you will not be charged by the Fund for these services.  The minimum amount that can be transferred by telephone is $25.  The Fund reserves the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of the Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check payable to MONETTA FUNDS.  Applications will not be accepted unless accompanied by payment.  Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Payment should be made by check, payable in U.S. dollars, drawn on a U.S. bank, savings and loan, or credit union.  The Fund will not accept payment in cash or money orders.  The Fund will not accept cashier's checks in amounts less than $10,000.  Also, to prevent check fraud, the Fund will not accept U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Although the Fund does not normally allow shareholder account funding by cashier's checks or third-party checks, it may allow such funding in the following instances: (i) IRA rollovers, (ii) trusts, (iii) gifts, or (iv) business accounts.

In each instance, proper measures should be taken to guard against money laundering.  All checks should be made payable to MONETTA FUNDS.  If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the Fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only.  Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account.  Your bank may charge you a fee for sending the wire.  The Fund will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.

Purchase by Exchange

You may purchase shares, either by phone or by mail, (1) by exchange of shares of another fund offered by the Monetta Family of Funds or (2) by exchange of shares of any fund between the Monetta Trust and Monetta Fund.  Before you decide to make an exchange between any of the Funds, you must obtain the current prospectus.  Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediaries

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with Quasar Distributors, LLC.  Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums.  If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Fund’s Transfer Agent.  The Fund and the Adviser may enter into arrangements with such intermediary by which a fund may pay up to 0.25% of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Fund’s shareholders.  Any payments by the Fund would be pursuant to its Service and Distribution Plans.  The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plans.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized agent.  Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares.  The Fund reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of the Fund’s shareholders.   Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and recording all telephone calls.  You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may have a risk of such loss if reasonable procedures were not used.  The Fund also reserves the right to waive or change the investment minimums for any reason.  The Monetta Fund and the Monetta Trust do not issue certificates for fund shares because of the availability of the telephone exchange and redemption privileges.

Market Timing

The Board Trustees have adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Fund. The Fund does not permit market timing or other abusive trading practices.  Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Fund.  To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Fund.  In making this judgment, we may consider trading done in multiple accounts under common ownership or control.  These policies and procedures are applied consistently and uniformly to all of the Fund’s shareholders.

Although the Fund does not knowingly permit market timing of our Fund, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated through these intermediaries. We rely on the intermediaries to have procedures in place to assure that our policies are followed.

The Fund may temporarily or permanently terminate the exchange privilege of any person or group, if the Fund’s conclude that the purchase and/or redemption will be harmful to existing shareholders or inconsistent with its market timing policies and procedures.

HOW TO REDEEM FUND SHARES

Redemption for Cash

In Writing You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent.  A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1)	The request must be in writing, indicating the fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;
(2)	The request must be signed by the shareholder(s) exactly as the shares are registered;
(3)

The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value in excess of $50,000 or the redemption proceeds are to be sent to an address other than your address of record;

(4)	Corporations and associations must submit, with each request, a form of acceptable resolution; and
(5)	Other supporting legal documents may be required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names

Shares may not be redeemed by facsimile.

SIGNATURE GUARANTEE.  A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account;
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account;

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures.  A notary public may not guarantee signatures.  The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone  You may redeem shares having a value up to $50,000 by calling the Transfer Agent at

1-800-241-9772, if telephone redemption is available for your account.  To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed.  Once a telephone transaction has been placed, it cannot be canceled or modified.  The Fund reserves the right to record all telephone redemption requests.

By ACH Transfer  Redemption proceeds can be sent to your bank account by ACH transfer.  You can elect this option by completing the appropriate section of the purchase application.  If money is moved by ACH transfer, you will not be charged by the Fund for these services.  There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

By Dealer  You may sell your shares through a dealer.  Please note that you may be charged a service fee or commission for each transaction.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee; currently $5) the Transfer Agent, you may exchange all or any portion of your shares of the Fund for shares of another fund offered by the Monetta Family of Funds for sale in your state.

The Fund may temporarily or permanently terminate the exchange privilege of any person or group, if the Fund concludes that the purchase and/ or redemption will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.

An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss.  The registration of the account to which you are making an exchange, must be exactly the same as that of the fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased.  Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the fund to which you exchange on the next business day.  An exchange may be made by following the redemption procedure described above and indicating the fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $1,000 or more, call 1-800-241-9772 before 3:00 p.m. Central Time.  The Fund’s Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange.  The general redemption policies apply to redemption of shares of Telephone Exchange.  The Fund reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety.  Because such a step would be taken only if its Board believes it would be in the best interests of the Fund, the Fund expect to provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification or termination of the Telephone Exchange Privilege would adversely affect the Fund.  If the Fund were to suspend, limit, modify or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.

Shares in the different Monetta Funds may be exchanged at relative net asset value.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Redemption Price

The redemption price will be the net asset value per share of the fund next determined after receipt by the Transfer Agent of a redemption request in good order.  This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated that day.  The principal value and return on your investment will fluctuate and, on redemption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted.  The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.  Please telephone the Fund if you have any question about requirements for a redemption before submitting your request.  If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply (See "Tax-Sheltered Retirement Plans").  If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

Your redemption request must be sent to the Transfer Agent.  If a redemption request is sent directly to the Fund, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent.  If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund’s Transfer Agent.  The Fund generally pay proceeds of a redemption no later than seven days after proper instructions are received.  If you attempt to redeem shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 and have the option to redeem shares in-kind under certain circumstances. More information on in-kind redemptions can be found in the SAI.

During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange.  Use of the Telephone Redemption or Exchange Privilege authorizes the Fund and the Transfer Agent to tape-record all instructions to redeem shares.  Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation.  You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, if for any reason, including general stock market declines, your balance falls below $1,000 and you are not enrolled in the AIP, you will be given 30 days' notice to reestablish the minimum balance or sign up for the AIP.  If you do not respond to the notice within the stated time period, the Fund reserves the right to sell all of your shares and send the proceeds to you.  Your shares will be sold at the NAV on the day your fund position is closed.  Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

If an investor elects to receive distributions and dividends in cash and the U.S. Postal Service cannot deliver your check, or if a check remains un-cashed for six months, a fund reserves the right to reinvest the distribution check in the shareholder's account at the fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the fund until an updated address is received.

Disclosure Documents Not a Contract

The Fund’s Prospectuses, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts.  These documents will be updated and amended from time to time to reflect changing laws, rules, and operations.  An investor's rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The Fund declares and pays income dividends monthly.  Capital gains, if any, are distributed by the Fund at least annually.  Distributions are automatically reinvested in additional shares of the Fund unless you elect payment in cash.  Cash dividends can be sent to you by check or deposited directly into your bank account.  Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

The Fund reserves the right to reinvest the proceeds and future distributions in additional fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

The Fund is a separate entity for Federal income tax purposes.  The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

The Fund will distribute all of its net income and gains to shareholders.  Dividends from investment income and net short-term capital gains are taxable as ordinary income.  Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a fund.  Distributions will be taxable to you whether received in cash or reinvested in shares of a fund.  You will be advised annually as to the source of your distributions for tax purposes.  If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.  If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost.  However, for Federal income tax purposes, your original cost would continue as your tax basis.

On the Share Purchase Application, you will be asked to certify that your social security number or tax payer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to back up withholding or you did not provide you correct taxpayer identification number, the IRS will require the Fund to withhold a percentage of any dividend and redemption proceeds.  The current withholding rate is 28%.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the Fund’s shares is its net asset value per share.  The net asset value of a share of each fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central Time) by dividing the difference between the values of the fund's assets and liabilities by the number of shares outstanding.  This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Equity securities held in the Fund’s portfolios are generally valued at their market prices.  In cases when quotations for a particular security are not readily available or the quote is determined not to represent fair value, the Adviser calculates a fair value of the security under procedures established by the Board of Trustees.

For example, the Trust may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before the Fund calculates its NAV.  A security’s fair value will result in a value that may be significantly different than its opening price the next day.  Further, the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.

SHAREHOLDER SERVICES

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund, as well as periodic statements detailing distributions made by each fund of which you are a Shareholder.  You may elect to receive a combined statement for all Monetta Funds for which you are a shareholder.  In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each fund and annual tax information.  To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names.  Shareholders may request duplicate copies free of charge.

Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the Transfer Agent at 1-800-241-9772.

Automatic Investment Plan

The Fund has an Automatic Investment Plan that permits an existing Shareholder to purchase additional shares of the Fund (minimum $25 per transaction) at regular intervals.  Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking or savings account in an amount of $25 or more designated by the Shareholder.  At your option, the account designated will be debited and shares will be purchased on the date elected by the shareholder.  Payroll deduction is available for certain qualifying employers - please call 1-800-MONETTA for further information. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter.  Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.  To establish an Automatic Investment Plan, complete Sections C and Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent.  You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent.  The change will be effective five business days following receipt of your notification by the Transfer Agent.  A fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.  However, a $25.00 fee will be imposed by the Transfer Agent if the automatic transaction is rejected or cannot be completed.

Systematic Exchange Plan

The Fund offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $1,000 or more) of one fund into any other fund of the Monetta Trust or Monetta Fund, on any day, either monthly or quarterly.  The shares to be received upon exchange must be legally available for sale in your state.

Shares may be exchanged at relative net asset value without any additional charge.  If you decide to exchange your shares, send a written unconditional request for the exchange.  A signature guarantee is not required for such an exchange.  However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required (See "Redemption of Shares").  Your dealer may charge an additional fee for handling an exchange transaction.

For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772.  Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Fund offers a Systematic Withdrawal Plan for Shareholders who own shares of any fund worth at least $10,000 at current net asset value.  Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly).  In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular fund may not be as great as the amount withdrawn.  A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772.  The Systematic Withdrawal Plan does not apply to shares of any fund held in Individual Retirement Accounts or defined contribution retirement plans.  For additional information or to request an application, please call 1-800-241-9772.

TAX-SHELTERED RETIREMENT PLANS

The Adviser offers various tax-sheltered retirement plans.  Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Coverdell Savings Account (formerly Education IRA), providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with greater flexibility, under certain circumstances, than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years through December 31st for each year shown.  Certain information reflects financial results for a single fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.

	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.104	$9.911	$9.969	$10.190	$10.500
Income From Investment Operations Net investment income	0.398	0.388	0.354	0.319	0.324
Net gains or losses on securities (both realized and unrealized)	(0.588)	0.200	(0.007)	(0.215)	(0.079)
Total from investment operations	(0.190)	0.588	0.347	0.104	0.245
Less Distributions
Dividends (from net investment income)	(0.402)	(0.395)	(0.361)	(0.317)	(0.325)
Distributions (from capital gains)	0.000	0.000	(0.044)	(0.008)	(0.230)
Return of Capital	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.402)	(0.395)	(0.405)	(0.325)	(0.555)
Net asset value, end of period	$9.512	$10.104	$9.911	$9.969	$10.190
Total return	-1.89%	6.02%	3.54%	1.05%	2.38%
Ratios/Supplemental Data Net assets, end of period ($ in thousands)	$3,722	$5,504	$7,114	$8,237	$9,658
Ratio of expenses to average net assets - Gross(a)	1.79%	1.71%	1.45%	1.52%	1.19%
Ratio of expenses to average net assets - Net	1.72%	1.66%	1.45%	1.52%	1.19%
Ratio of net investment income to average net assets	4.04%	3.89%	3.57%	3.15%	2.98%
Portfolio turnover rate	79.4%	68.0%	31.9%	18.3%	61.7%

(a) Gross ratios reflect fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

PRIVACY NOTICE

In order to provide the products and services of the Fund, we may collect nonpublic, personal information from you.  We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.  This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic, personal information of individuals protected by privacy regulations issued pursuant to the Gramm-Leach-Bliley Financial Modernization Act.

We may collect nonpublic, personal information about you from the following sources: (a) information that you provide us on applications and other forms; (b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

We may disclose nonpublic, personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards.  We may also disclose nonpublic, personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services.  We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

If you prefer that we not disclose nonpublic, personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law.  If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at OPTOUT@MONETTA.COM or mail your request to Monetta Funds, Attn: OPTOUT Dept., P.O. Box 4288, Wheaton, IL 60189-5831.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you.  We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

We reserve the right to revise our privacy policies and practices.  However, we will not disclose your personal, nonpublic information (except as described in this Privacy Notice or as required or permitted by law) without giving you the chance to opt out of such disclosures.

Monetta Family of Mutual Funds 1776-A South Naperville Road, Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. POSTAGE PAID Monetta

Additional Information
Distributed By Quasar Distributors, LLC
• Annual and Semi-Annual Reports
• Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Fund’s investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information (“SAI”) provides detailed information about the Fund and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Fund, including these reports, can be obtained without charge (except where noted) upon request.

• By Telephone	1-800-MONETTA 1-800-684-3416 (TDD)

• In Person or by mail	1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831

• By Internet	www.monetta.com or www.sec.gov

• By e-mail	info@monetta.com

• From the SEC

The SEC's Public Reference in Washington, DC.  For information on the operation of the Public Reference Room, call (202) 551-8090.  Additional copies of this information can be obtained, for a duplicating fee, by electronic request at public info@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

INVESTMENT COMPANY ACT FILE NO:	Monetta Trust 811-7360